================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 27, 2002
              (Date of earliest event reported: November 26, 2002)

                          NEWFIELD EXPLORATION COMPANY
                (Name of Registrant as specified in its charter)



          DELAWARE                        1-12534                72-1133047
State or other jurisdiction of    (Commission File Number)     I.R.S. Employer
incorporation or organization)                               Identification No.)



                     363 N. SAM HOUSTON PKWY. E., SUITE 2020
                              HOUSTON, TEXAS 77060
              (Address of Registrant's principal executive offices)

                                 (281)-847-6000
              (Registrant's telephone number, including area code)




================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 26, 2002, Newfield Exploration Company ("Newfield") acquired EEX Corporation ("EEX") pursuant to a stock-for-stock merger (the "Merger") in which Newfield Operating Company, a wholly owned subsidiary of Newfield, merged with and into EEX, with EEX surviving as a wholly owned subsidiary of Newfield. At the time of the Merger, each outstanding share of EEX common stock was converted into .05703 of a share of Newfield common stock, subject to the right of holders of EEX common stock to elect to receive units in a newly formed royalty trust in lieu of shares of Newfield common stock. Each such unit received reduced the number of shares of Newfield common stock that would have otherwise been received by .00054 of a share. The outstanding shares of EEX preferred stock were converted into an aggregate of 4,700,000 shares of Newfield common stock. A total of approximately 7.1 million shares of Newfield common stock were issued in connection with the Merger, representing approximately 12.7% of the total number shares of Newfield common stock (on a fully diluted basis) outstanding following the completion of the Merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)       Financial statements of the business acquired:

                  The required financial statements and other financial information of EEX will be filed by amendment as soon as practicable, but not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

         (b)      Pro forma financial information:

                  The required pro forma financial statements and other financial information for the Merger will be filed by amendment as soon as practicable, but not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

         (c)      Exhibits:

                  99.1     Press Release dated November 26, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NEWFIELD EXPLORATION CORPORATION


Date: November 27, 2002               By: /s/ TERRY W. RATHERT
                                         ---------------------------------------
                                          Name:  Terry W. Rathert
                                          Title: Vice President and Chief
                                                 Financial Officer

                                 EXHIBIT INDEX

EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------
  99.1            Press Release dated November 26, 2002.